United States

Securities and Exchange Commission

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 6, 2004

RADIOLOGIX, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-23311	75-2648089
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

3600 JP Morgan Chase Tower

2200 Ross Avenue

Dallas, Texas 75201-2776

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (214) 303-2776

Radiologix, Inc.

Current Report on Form 8-K

ITEM 2.	ACQUISITION OR DISPOSITION OF ASSETS.

On May 7, 2004, Radiologix, Inc. and its subsidiaries sold one wholly owned diagnostic imaging center and its interests in five joint venture diagnostic imaging centers located in San Antonio, Texas, to an affiliate of Vanguard Health Systems, Inc. Radiologix and subsidiaries received $10.5 million in cash and retained receivables with an estimated value of $1.8 million. The amount of the purchase price was determined through arms’ length negotiations between the joint venture partners.

Vanguard Health Systems, Inc. acquired the interests of the Baptist Health System, a nonprofit hospital system that was Radiologix’s former joint venture partner, in the San Antonio joint venture centers at the end of 2002.

ITEM 7.	FINANCIAL STATEMENTS AND EXHIBITS.

(c)	Exhibits.

10.41	Asset Purchase Agreement among M&S Imaging Partners, L.P., VHS San Antonio Imaging Partners, L.P., Radiologix, Inc., and Vanguard Health Systems, Inc., effective as of May 1, 2004.

10.42	Purchase and Contribution Agreement among M&S Imaging Partners, L.P., VHS San Antonio Imaging Partners, L.P., VHS San Antonio Partners, L.P., Radiologix, Inc., and Vanguard Health Systems, Inc., effective as of May 1, 2004.

99.1	Press Release issued by the Registrant on May 7, 2004, relating to Radiologix, Inc.’s sale of its interests in San Antonio, Texas, effective May 1, 2004.

99.2	Press Release issued by the Registrant on May 6, 2004, relating to Radiologix, Inc.’s financial results for the quarter ended March 31, 2004.

ITEM 12.	RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On May 6, 2004, the Registrant announced financial results for its first quarter ended March 31, 2004. A copy of the press release announcing the results is filed as Exhibit 99.2 to this Form 8-K and incorporated here by reference.

Included in the press release furnished as Exhibit 99.2 are certain non-GAAP financial measures utilized by the Registrant’s management to assess the Registrant’s performance. Non-GAAP financial measures should be considered in addition to results prepared in accordance with GAAP, but are not a substitute for or superior to GAAP results.

The information contained in Exhibit 99.2 shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section or Section 11 and 12(a)(2) of the Securities Act of 1933, as amended.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: May 7, 2004

RADIOLOGIX, INC.

By:	/s/ Richard J. Sabolik

Richard J. Sabolik Senior Vice President and Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.	Description of Exhibits

10.41	Asset Purchase Agreement among M&S Imaging Partners, L.P., VHS San Antonio Imaging Partners, L.P., Radiologix, Inc., and Vanguard Health Systems, Inc., effective as of May 1, 2004.

10.42	Purchase and Contribution Agreement among M&S Imaging Partners, L.P., VHS San Antonio Imaging Partners, L.P., VHS San Antonio Partners, L.P., Radiologix, Inc., and Vanguard Health Systems, Inc., effective as of May 1, 2004.

99.1	Press Release issued by the Registrant on May 7, 2004, relating to Radiologix, Inc.’s sale of its interests in San Antonio, Texas, effective May 1, 2004.

99.2	Press Release issued by the Registrant on May 6, 2004, relating to Radiologix, Inc.’s financial results for the quarter ended March 31, 2004.